UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 7, 2006
Date of Report (Date of earliest event reported)

TRITON RESOURCES, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

7363 – 146A Street
Surrey, British Columbia, Canada	V3S 8Y8
(Address of principal executive offices)	(Zip Code)

(604) 599-8799
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[               ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[               ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[               ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[               ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 7, 2006, Triton Resources, Inc. (the “Company”) entered into a share purchase agreement with Inventa Holding GmbH (“Inventa”), Skyflyer Technology GmbH (“Skyflyer”) and Perry Augustson for the purchase of a 100% ownership interest in Skyflyer from Inventa (the “Share Purchase Agreement”). The Share Purchase Agreement is dated for reference as of the 31st day of March, 2006. Mr. Augustson is the Company’s sole director and sole executive officer. Mr. Auguston is also one of the Company’s principal stockholders. Skyflyer is a company based in Wegberg, Germany engaged in the development and commercialization of a one-person, recreational flying device.

Under the terms of the Share Purchase Agreement, the Company has agreed to issue to Inventa 33,000,000 shares of its common stock in exchange for a 100% ownership interest in Skyflyer. These shares will be issued to Inventa pursuant to Regulation S of the Securities Act of 1933 based upon representations made by Inventa that it is not a “U.S. person” as that term is defined in Regulation S. In addition, Mr. Augustson has agreed to transfer 39,000,000 shares in the Company’s common stock to Inventa at an aggregate sale price of $9,000. Closing of the acquisition is expected to take place on or about April 19, 2006. Closing is subject to a number of customary conditions, including the delivery of audited financial statements for Skyflyer and completion of the Company’s due diligence investigations. Upon completion of the acquisition of Skyflyer, Mr. Augustson will resign as the Company’s sole executive director and officer and Rolf G. Horchler will be appointed as the Company’s sole director and as its President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary.

Mr. Horchler is a financial management consultant with over 30 years of experience in finance, operations, corporate acquisitions, strategic planning and human resource management.

A copy of the Share Purchase Agreement and the press release announcing the Company’s entry into the Share Purchase Agreement have been attached as exhibits to this report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	10.1	Share Purchase Agreement between Inventa Holding GmbH, Rapa Mining Inc., Skyflyer Technology GmbH and Perry Augustson, dated for reference the 31st day of March, 2006.

	99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRITON RESOURCES, INC.

Date: April 7, 2006
	By:	/s/ Perry Augustson

Name: Perry Augustson
Title: President, Chief Executive Officer,
Chief Financial Officer, Treasurer
and Secretary